UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2009

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 370
South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2009, the Board of Directors (the “Board”) of Hana Biosciences, Inc. (the “Company”) adopted amendments to the Company’s 2003 Stock Option Plan (the “2003 Plan”) and 2004 Stock Incentive Plan (the “2004 Plan”), which amendments were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2009.  Pursuant to the amendments, the number of shares of common stock authorized for issuance under the 2003 Plan was reduced from 1,410,068 to 668,342, and the number of shares of common stock authorized for issuance under the 2004 Plan was reduced from 7,000,000 to 5,013,257.  On December 18, 2009, the Board adopted amendments to restore the number of shares of common stock authorized for issuance under the 2003 Plan and 2004 Plan to 1,410,068 and 7,000,000, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2009	Hana Biosciences, Inc.

	By:	/s/ Tyler M. Nielsen
Tyler M. Nielsen
Controller and Interim Chief Financial Officer